UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2008

Wauwatosa Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51507	20-3598485
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11200 W Plank Ct, Wauwatosa, Wisconsin		53226
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-761-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 14, 2008, Wauwatosa Holdings, Inc. (the "Company") announced that its Board of Directors has approved an amendment to its Charter that would change the Company name to Waterstone Financial, Inc. The Charter amendment is subject to review by the Office of Thrift Supervision and must also be approved by the Company's shareholders.

On March 17, 2008, the company issued a press release announcing that the name of its wholly-owned bank subsidiary, Wauwatosa Savings Bank, would be changed to WaterStone Bank SSB effective in May 2008.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits: 99.1: Wauwatosa Holdings, Inc. Charter Amendment

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wauwatosa Holdings, Inc.

April 15, 2008	By:	Richard C. Larson

Name: Richard C. Larson
Title: CFO

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Exhibit Index

Exhibit No.	Description

99.1	Wauwatosa Holdings, Inc. Charter Amendment